EXECUTION COPY



                             SEARS, ROEBUCK AND CO.



                                   SRFG, INC.



                               AMENDMENT NO. 2 TO
                FIRST AMENDED AND RESTATED CONTRIBUTION AGREEMENT
                                    amending
                FIRST AMENDED AND RESTATED CONTRIBUTION AGREEMENT
                            Dated as of July 31, 1994


                          Dated as of November 3, 2003

             -------------------------------------------------------

                          CITIBANK OMNI-S MASTER TRUST
            (formerly known as Series Credit Account Master Trust II)

                                    RECITALS
                                    --------

         WHEREAS, the parties hereto have entered into that certain First Amended and Restated Contribution Agreement, dated as of July 31, 1994, as amended by Amendment No. 1 to First Amended and Restated Contribution Agreement (the "Contribution Agreement"), each by and between Sears, Roebuck and Co., a New York corporation ("Sears") and SRFG, Inc., formerly Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG");

         WHEREAS, Sears and SRFG desire to effect certain amendments to the Contribution Agreement pursuant to Section 6.02 of the Contribution Agreement (this "Amendment").

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, THIS AMENDMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree as follows:

I.       Definitions.
         -----------

         Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Contribution Agreement, as amended hereby.

II.      Amendment to Article I.
         ----------------------

         (a) Article I of the Contribution Agreement is amended by deleting the
defined  terms   "Interchange",   "Sears"  and  "SRFG"  in  their  entirety  and
substituting in lieu thereof the following:

                  ""Interchange" shall mean interchange fees or interchange reimbursement fees, paid or payable to Sears National Bank (or to the successors or assigns to the credit card business of Sears National
         Bank) with respect to the Accounts, in its capacity as credit card issuer, in connection with cardholder purchases or merchandise and services and cardholder cash advances."

                  ""Sears" shall mean Sears, Roebuck and Co., a New York corporation and its successors or assigns, including any entity that becomes a successor or assign of Sears under this Agreement."

                  ""SRFG" shall mean SRFG, Inc., a Delaware corporation, and its successors and assigns, including any entity that becomes a successor or assign of SRFG under this Agreement."

         (b) Article I of the Contribution Agreement is amended by adding the following in the appropriate alphabetical order:

                  ""Amendment Date" shall mean November 3, 2003."

III.     Amendment to Section 2.01(a).
         ----------------------------

           Section 2.01(a) of the Contribution Agreement is amended by deleting the parenthetical language therein and replacing it with the following:

                           "(as defined in Article 9 of the applicable UCC)"

IV.      Addition of Section 2.03.
         ------------------------

         The Contribution Agreement is amended by adding the following Section 2.03:

                  "Section 2.03. Termination of Contribution. Notwithstanding any other provision of this Agreement to the contrary, from and after the Amendment Date, no Receivables, Interchange, or other property shall be contributed by Sears to SRFG pursuant to this Agreement. On the Amendment Date, each of Sears and SRFG shall mark its books and records (including its computer files) to indicate such cessation."

V.       Amendment to Section 3.01(a).
         ---------------------------

         Section 3.01(a) of the Contribution Agreement is amended and restated to read in its entirety as follows:

                           "(a) Organization, etc. SRFG has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation, and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof."

VI.      Amendment to Section 3.02(a).
         ----------------------------

         Section 3.02(a) of the Contribution Agreement is amended and restated to read in its entirety as follows:

                           "(a) Organization, etc. Sears has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation, and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof."

VII.     Amendment to Section 5.01(b).
         ----------------------------

         Section 5.01(b) of the Contribution Agreement is amended and restated to read in its entirety as follows:

                           "(b) Name Change. Within fifteen days after Sears makes any change in its name or its type or jurisdiction of organization, Sears shall give SRFG notice of any such change and shall file such financing statements or amendments as may be necessary to continue and maintain the priority and perfection of SRFG's interest in the Receivables and the proceeds thereof."

VIII.    Amendment to Section 6.08.
         -------------------------

         Section 6.08 of the Contribution Agreement is amended by deleting the word "Illinois" and replacing it with the words "New York".

IX.      Amendment to Annex A.
         --------------------

           (a) Section 3(a) of Annex A to the Contribution Agreement is amended by deleting the parenthetical language therein and replacing it with the following:

                  "(as defined in Article 9 of the applicable UCC)"

           (b) Section 3(b) of Annex A to the Contribution Agreement is amended by deleting the following language therein:

                           "as defined in Sections 9-105 and 9-106 of the UCC as
                  in effect in the State of Illinois meeting the requirements of applicable state law"

and replacing it with the following language:

                           "as defined in Article 9 of the applicable UCC
                  meeting the requirements of applicable state law"

X.       Amendment to the Contribution Agreement.
         ---------------------------------------

         The Contribution Agreement is hereby amended by deleting the words "Sears Credit Account Master Trust II" wherever they may appear and replacing them with the words "Citibank Omni-S Master Trust".

XI.      Effectiveness.
         -------------

         This Amendment shall become effective upon receipt by the Sears and SRFG of the following, each of which shall be reasonably satisfactory to such party:

         (a) notification in writing from each Rating Agency (as defined in the Pooling and Servicing Agreement) that the terms of this Amendment shall not result in a Ratings Event (as defined in the Pooling and Servicing Agreement); and

         (b) counterparts of this Amendment duly executed by the parties hereto.

XII.     Miscellaneous.
         -------------

         Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

         Governing Law. This Amendment shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


                            [Signature page follows]

         IN WITNESS WHEREOF, SRFG and Sears have caused this Amendment to be duly executed by their respective officers as of the date first set forth above.

                              SRFG, INC.


                              By:  /s/ George F. Slook
                                   -------------------
                                   Name:  George F. Slook
                                   Title: President and Chief Executive Officer



                              SEARS, ROEBUCK AND CO.


                              By:  /s/ Larry R. Raymond
                                   --------------------
                                   Name:  Larry R. Raymond
                                   Title: Vice President and Treasurer




        [Signature page to Amendment No. 2 to the First Amended and Restated Contribution Agreement]